UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________________
FORM 8-K
_______________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 27, 2021
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SOTERA HEALTH COMPANY
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-39729	47-3531161
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
9100 South Hills Blvd, Suite 300
Broadview Heights, Ohio 44147
(Address of Principal Executive Offices) (Zip Code)
(440) 262-1410
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
_______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on which registered
Common stock, $0.01 par value per share	SHC	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 27, 2021 Sotera Health Company (the “Company”) held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”). The Company’s stockholders voted on two proposals at the Annual Meeting, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 15, 2021. Present at the Annual Meeting in person or by proxy were holders of 274,971,050 shares of common stock of the Company, representing 97.2% of the voting power of the shares of common stock of the Company as of the close of business on April 1, 2021, the record date for the Annual Meeting, and constituting a quorum for the transaction of business.

The stockholders of the Company voted on the following items at the Annual Meeting:

1.To elect four directors as Class I directors to serve a three-year term until the 2024 annual meeting of stockholders and until their successors are duly elected and qualified.
2.To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

The final results for each of these proposals are as follows:

1.Election of Directors

Nominee	For	Against	Abstain	Broker Non-Vote
Constantine S. Mihas	247,631,027	24,611,957	66,453	2,661,613
James C. Neary	247,630,726	24,612,258	66,453	2,661,613
Michael B. Petras, Jr.	253,350,287	18,950,434	8,716	2,661,613
David E. Wheadon	266,303,968	5,939,017	66,452	2,661,613

Based on the votes set forth above, each director nominee was duly elected to serve until the 2024 annual meeting of stockholders and until his successor is duly elected and qualified.

2.Ratification of Appointment of Independent Registered Public Accounting Firm

For	Against	Abstain
274,841,142	122,505	7,403

Based on the votes set forth above, the stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. There were no broker non-votes on this matter.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sotera Health Company (Registrant)

Date: May 28, 2021	By:	/s/ Matthew J. Klaben
Matthew J. Klaben
Senior Vice President, General Counsel and Secretary